WELLS FARGO FUNDS TRUST

Wells Fargo SIFE Specialized Financial Services Fund

Class A, Class B and Class C

Supplement dated November 17, 2004

to the Prospectus for the Class A, Class B and Class C shares dated February 1, 2004,

as supplemented April 19, 2004

and September 15, 2004

Effective December 10, 2004, Allen J. Ayvazian and Allen Wisniewski will replace Michael J. Stead as portfolio managers for the SIFE Specialized Financial Services Fund. As a result of this change, the “Portfolio Managers” section of the Prospectus is supplemented with the addition of the following biographical information for Allen Wisniewski. Biographical information for Allen J. Ayvazian is already contained in this section.

Allen Wisniewski, CFA

SIFE Specialized Financial Services Fund since 2004

Mr. Wisniewski joined Wells Capital Management in 1997, where he is a senior portfolio manager and research analyst. He joined Wells Fargo as a portfolio manager in 1987 with the acquisition of Bank of America’s consumer trust services. His previous experience includes financial analyst positions at Tobias Kotzin and a Native American reservation. Mr.Wisniewski earned his B.S. degree in Economics and his M.B.A. from the University of California, Los Angeles. He is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.